TRANSAMERICA FUNDS

Supplement to the Currently Effective Prospectuses, Summary Prospectuses and

Statements of Additional Information

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Transamerica Sustainable Bond

The Board of Trustees has approved the liquidation of Transamerica Sustainable Bond (the “fund”) effective on or about October 25, 2024. Effective on or about the close of business on September 27, 2024, the fund will be closed to new investors, and effective on or about the close of business on October 18, 2024, the fund will be closed to all investments.

Prior to the fund’s liquidation, shareholders may exchange their fund shares for shares of the same class of another fund within Transamerica Funds.

In order to achieve an orderly liquidation, the fund’s assets will be converted into cash or cash equivalents. As the fund’s assets are being converted to cash and through the liquidation, the fund will no longer be pursuing its stated investment objective.

Following the liquidation of the fund, all references to Transamerica Sustainable Bond are deleted in their entirety from the Prospectuses and the Statements of Additional Information.

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Investors Should Retain this Supplement for Future Reference

September 13, 2024